U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2007

BIOVEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11480	41-1412084
(Commission File Number)	(I.R.S. Employer Identification Number)

377 Plantation Street

Worcester MA 01605

(Address of Principal Executive Office) (Zip Code)

508-793-0001

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:

a. Press release, dated June 5, 2007, by Biovest International, Inc. announcing the Company’s decision to apply for accelerated conditional approval for commercial sale of its BiovaxID anti-cancer vaccine. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K;

b. Press release, dated June 12, 2007, by Biovest International, Inc. announcing entry into a Non-Exclusive Distribution Agreement with VWR International, Inc. for marketing and distribution of Biovest’s AutovaxID device. A copy of this press release is attached as Exhibit 99.2 to this Form 8-K;

c. Press Release dated June 13, 2007 by Biovest International, Inc. announcing that an interim analysis of data from the Company’s ongoing Phase 3 Clinical Trial of its anti-cancer vaccine, BiovaxID, will be conducted at the request of the independent Data Monitoring Committee. A copy of this press release is attached as Exhibit 99.3 to this Form 8-K.

Item 8.01.	Other Events.

On June 8, 2007 Biovest entered into a Non-Exclusive Distribution Agreement with VWR International, Inc. (“VWR”) to market and distribute its breakthrough AutovaxID™ automated cell culture device in North America. VWR plans to begin its sales and marketing activities in July 2007. The initial term of this Distribution Agreement is 24 months, and, unless earlier terminated by either party at the expiration of the then current term upon not less than 90 days’ prior notice, shall thereafter renew automatically for additional and successive terms of 12 months each.

For further detail as to this Distribution Agreement, please refer to the terms of the agreement which is attached as Exhibit 10.1 of this filing.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

a.	Not applicable

b.	Not applicable

c.	Not applicable

d.	See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOVEST INTERNATIONAL, INC.
(Registrant)

Date: June 13, 2007	/s/ James A. McNulty
James A. McNulty, CPA
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Distribution Agreement dated June 8, 2007 between AutovaxID, Inc. and VWR International, Inc.

99.1	Press Release of Biovest International, Inc. Dated June 5, 2007 Announcing Decision to Seek Conditional Approval for BiovaxID in U.S. and EU

99.2	Press Release of Biovest International, Inc. Dated June 12, 2007 Announcing Entry Into Marketing and Distribution Agreement with VWR International, Inc. for AutovaxID instruments

99.3	Press Release of Biovest International, Inc. Dated June 13, 2007 announcing that an Interim Analysis of Anti-Cancer Vaccine, BiovaxID, will be conducted